                                                                  EXHIBIT 99.1




     JEFFERIES GROUP, INC. (NYSE: JEF) RELEASES FIRST QUARTER 1999 EARNINGS


PRESS RELEASE                                     CONTACT:     STEPHEN MCMENAMIN
FOR IMMEDIATE RELEASE                                             (203) 708-5988

                JEFFERIES GROUP REPORTS 11% INCREASE IN EARNINGS
                       BEFORE ONE-TIME SPIN-OFF EXPENSES

LOS ANGELES, APRIL 13, 1999 -- JEFFERIES GROUP, INC. (NYSE: JEF) today announced financial results for the first quarter ended March 26, 1999.

Total revenues for the first quarter of 1999 amounted to $200.1 million, compared to $203.4 million for the first quarter of 1998. Earnings before spin-off expenses, income taxes and minority interest amounted to $39.9 million, compared to $32.6 million for the first quarter of 1998, or an increase of 22%. Net earnings before spin-off expenses were $19.9 million versus $17.9 million for 1998, an increase of 11%. Earnings per share (diluted) before spin-off expenses were $0.83 on 23.5 million shares versus $0.77 on 22.9 million shares in the same period in 1998.

One-time expenses in connection with the planned spin-off (see below) reduced net earnings and diluted earnings per share by $3.3 million and $0.14 for the first quarter of 1999, and by $0.5 million and $0.02 for the first quarter of 1998.

"Revenues from our brokerage businesses, assisted by exceptional gains from ITG, enabled us to achieve substantial increases in our operating earnings for the first quarter," said Frank E. Baxter, Chairman and CEO. "We accomplished this in the midst of a difficult underwriting environment. We continue to provide liquidity for our institutional clients and adapt to the opportunities in all the markets we serve," he added.

PLANNED SPIN-OFF AND RELATED IMPACT ON QUARTERLY RESULTS

Jefferies Group previously announced plans to spin-off to its stockholders Jefferies & Company, Inc. and other subsidiaries of Jefferies Group (referred to in this press release as "New JEF"), and to thereafter effect a merger of Investment Technology Group, Inc. (NASDAQ: ITGI) with and into Jefferies Group. The merger will result in stockholders of Jefferies Group becoming direct stockholders of ITGI and Jefferies Group ceasing to be ITGI's parent company. Jefferies Group and ITGI have entered into definitive agreements for the merger and related transactions and have distributed proxy statements for special stockholders' meetings to approve the merger on April 20, 1999. The merger is expected to occur five business days following approval of the merger at the stockholders' meetings.

Expenses incurred in connection with the spin-off had a significant impact on operating results for the first quarter. Most of these expenses are anticipated to be non-deductible for income tax purposes. Assuming consummation of the spin-off, merger and related transactions, New JEF's results will include spin-off expenses as a component of discontinued operations (see Attachment A). The attached Consolidated Statements of Earnings for Jefferies Group footnotes the impact of spin-off expenses incurred during each quarter.

Attachment B to this Press Release contains a Pro Forma Consolidated Condensed Statement of Financial Condition for New JEF as of March 26, 1999.

                                  * * * * * * *

Jefferies Group is an institutional brokerage firm and an investment bank that focuses on capital raising, research, mergers and acquisitions, advisory and restructuring services for small to medium-sized companies, and trading in equity and taxable fixed-income securities, convertible bonds, options, futures and international securities for institutional clients.

Through its wholly-owned, broker/dealer subsidiary, ITG Inc., ITGI is the leading provider of technology-based equity trading services and transaction research to institutional investors and brokers. ITG's services help clients to access liquidity, execute trades more efficiently, and make better trading decisions.

Further information regarding the planned spin-off, including historical financial data on both companies, can be found at Jefferies Group's website, www.jefco.com and ITGI's website, www.itginc.com.

This press release contains statements concerning the timing, structure and ramifications of the proposed spin-off and related transactions that are intended to be "forward-looking statements", as that phrase is defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements, which can be identified by the use of terms such as "plan", "anticipate", "will", "would", "expect", "estimate" or variations of such terms, may not occur as presently anticipated in the event necessary approvals are not obtained or are not obtained on acceptable terms or in the event of adverse developments in the market for Jefferies Group or ITGI securities or in securities markets in general. As a result, no forward-looking statement should be regarded as a representation by Jefferies Group, ITGI or any other person that the presently anticipated events will occur as described herein.

                          -- financial table follows --

                     JEFFERIES GROUP, INC. AND SUBSIDIARIES
                       CONSOLIDATED STATEMENTS OF EARNINGS
          (UNAUDITED - AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                              THREE MONTHS ENDED
                                                           -------------------------
                                                           MARCH 26,       MARCH 27,
                                                             1999            1998
                                                           --------        ---------
Revenues:
   Commissions .........................................   $100,914        $ 81,565
   Principal transactions ..............................     55,324          47,412
   Corporate finance ...................................     14,308          54,399
   Interest ............................................     27,049          18,958
   Other ...............................................      2,538           1,074
                                                           --------        --------
         Total revenues ................................    200,133         203,408
Interest expense .......................................     22,753          16,973
                                                           --------        --------
         Revenues, net of interest expense .............    177,380         186,435
                                                           --------        --------
Non-interest expenses:
   Compensation and benefits ...........................     91,346         107,649
   Floor brokerage and clearing fees ...................     11,040           9,065
   Communications ......................................     15,737          15,504
   Occupancy and equipment rental ......................      4,728           4,975
   Travel and promotional ..............................      4,711           6,154
   Software royalties ..................................      3,752           2,986
   Other ...............................................     10,568           7,977
                                                           --------        --------
         Total non-interest expenses ...................    141,882         154,310
                                                           --------        --------
         Earnings before income taxes and
         minority interest .............................     35,498          32,125
Income taxes ...........................................     17,251          13,346
                                                           --------        --------
         Earnings before minority interest .............     18,247          18,779
Minority interest ......................................      1,626           1,303
                                                           --------        --------
         Net earnings ..................................   $ 16,621        $ 17,476
                                                           ========        ========

EARNINGS PER SHARE OF COMMON STOCK:
Basic ..................................................   $   0.72        $   0.79
                                                           ========        ========
Diluted ................................................   $   0.69        $   0.75
                                                           ========        ========
WEIGHTED AVERAGE SHARES OF COMMON STOCK:
Basic ..................................................     23,217          22,067
Diluted ................................................     23,514          22,864

NOTE - the above presentation reflects spin-off expenses which reduced "Earnings before income taxes and minority interest" by $4,363 and $503, "Net earnings" by $3,257 and $460, and "Earnings per share of common stock (diluted)" by $0.14 and $0.02, in the quarters ended in 1999 and 1998, respectively.

                                  ATTACHMENT A
           PRO FORMA CONSOLIDATED STATEMENTS OF EARNINGS OF "NEW JEF"
          (UNAUDITED - AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

The following unaudited Pro Forma Consolidated Statements of Earnings of New JEF for the first quarters of 1999 and 1998, reflect the historical results of New JEF, as successor to Jefferies Group, assuming the spin-off is consummated and the results of ITGI, net of spin-off expenses, are reported as discontinued operations.

                                                             THREE MONTHS ENDED
                                                          -------------------------
                                                          MARCH 26,       MARCH 27,
                                                            1999            1998
                                                          --------        --------
Revenues:
   Commissions .......................................    $ 49,685        $ 42,022
   Principal transactions ............................      56,274          47,726
   Corporate finance .................................      14,308          54,399
   Interest ..........................................      27,199          18,968
   Other .............................................       1,212             733
                                                          --------        --------
         Total revenues ..............................     148,678         163,848
Interest expense .....................................      22,574          16,957
                                                          --------        --------
         Revenues, net of interest expense ...........     126,104         146,891
                                                          --------        --------
Non-interest expenses:
   Compensation and benefits .........................      76,421          95,430
   Floor brokerage and clearing fees .................       7,064           7,360
   Communications ....................................      10,197          10,912
   Occupancy and equipment rental ....................       3,340           3,613
   Travel and promotional ............................       3,458           4,954
   Other .............................................       5,254           5,396
                                                          --------        --------
         Total non-interest expenses .................     105,734         127,665
                                                          --------        --------
         Earnings before income taxes ................      20,370          19,226
Income taxes .........................................       8,704           7,658
                                                          --------        --------
         Earnings from continuing operations .........      11,666          11,568
Discontinued operations, net of income taxes .........       4,955           5,908
                                                          --------        --------
         Net earnings ................................    $ 16,621        $ 17,476
                                                          ========        ========

EARNINGS PER SHARE OF COMMON STOCK:
Basic:
   Earnings from continuing operations ...............    $   0.50        $   0.52
   Earnings from discontinued operations .............        0.22            0.27
                                                          --------        --------
         Net earnings ................................    $   0.72        $   0.79
                                                          ========        ========
Diluted:
   Earnings from continuing operations ...............    $   0.50        $   0.51
   Earnings from discontinued operations .............        0.19            0.24
                                                          --------        --------
         Net earnings ................................    $   0.69        $   0.75
                                                          ========        ========

WEIGHTED AVERAGE SHARES OF COMMON STOCK:
   Basic .............................................      23,217          22,067
   Diluted ...........................................      23,514          22,864

                                  ATTACHMENT B
 PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF FINANCIAL CONDITION OF "NEW JEF"
                                   (UNAUDITED)

The following unaudited Pro Forma Condensed Consolidated Statement of Financial Condition of New JEF as of March 26, 1999, has been derived from unaudited financial statements prepared by New JEF. These financial statements reflect the financial condition of New JEF assuming the spin-off and related transactions are consummated. In the opinion of management, the unaudited pro forma statement of financial condition, which gives effect to the spin-off as if it had occurred on March 26, 1999, includes all significant, normal and recurring adjustments necessary for the fair presentation of the financial position. This unaudited pro forma information is presented for illustrative purposes only and is not necessarily indicative of the financial position that will actually occur when the transaction is consummated.

In connection with the spin-off, it is anticipated that certain events will increase both New JEF's stockholders' equity and the number of shares outstanding. Following is a summary of such events:

1. ITGI will be separated from New JEF's business. As such, all of ITGI's balance sheet items will be excluded from New JEF's Statement of Financial Condition.

2. Prior to the spin-off, ITGI will declare and pay a special cash dividend to all of its stockholders, including Jefferies Group, in the amount of $4 per share. Jefferies Group owns 15 million shares of ITGI and would receive $60 million. Jefferies Group will contribute its entire share of the special cash dividend to New JEF, or its subsidiaries, prior to the spin-off.

3. Because Jefferies Group is not adjusting the terms of stock options that were issued prior to January 1, 1998 to reflect the economic impact of the spin-off, most of these options were exercised prior to the end of the 1st quarter of 1999. It is anticipated that more options will be exercised before the spin-off and that such exercises will result in proceeds of $3.2 million and related tax benefits of $2.9 million.

4. New JEF's share of the transaction costs for the 2nd quarter of 1999 is expected to be approximately $4.0 million.

 PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF FINANCIAL CONDITION OF "NEW JEF"
          (UNAUDITED - AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                     MARCH 26, 1999 (UNAUDITED)
                                                             ------------------------------------------
                                                                            PRO FORMA
                                                             HISTORICAL     ADJUSTMENTS      PRO FORMA
                                                             ----------      ---------      -----------
ASSETS
Cash and cash equivalents .............................      $   80,681      $  59,225 (a)  $   139,906
Investment in ITGI ....................................         117,207       (117,207)(b)
Receivables from brokers and dealers ..................       2,753,685                       2,753,685
Other assets ..........................................         550,144          2,918 (c)      553,062
                                                             ----------      ---------      -----------
          Total assets ................................       3,501,717        (55,064)       3,446,653

LIABILITIES & STOCKHOLDERS' EQUITY
Payable to brokers and dealers ........................       2,456,070                       2,456,070
Securities sold, not yet purchased, payables to
  customers, and accrued expenses and other
  liabilities .........................................         482,155                         482,155
Long-term debt ........................................         149,411                         149,411
                                                             ----------      ---------      -----------
          Total liabilities ...........................       3,087,636             --        3,087,636
                                                             ----------      ---------      -----------
Stockholders' equity ..................................         414,081        (55,064)(d)      359,017
                                                             ----------      ---------      -----------
          Total liabilities and stockholders' equity ..      $3,501,717      $ (55,064)     $ 3,446,653
                                                             ==========      =========      ===========

Outstanding shares ....................................          23,589                (e)       23,900
                                                             ==========                     ===========
Book value per share ..................................      $    17.55                     $     15.02
                                                             ==========                     ===========

(a)   PRO FORMA CASH AND CASH EQUIVALENTS ADJUSTMENTS:
      Special cash dividend from ITGI......................................       $   60,000
      Stock option exercise proceeds.......................................            3,225
      Transaction costs....................................................           (4,000)
                                                                                  ----------
      Total................................................................       $   59,255
                                                                                  ==========
(b)   REFLECTS THE SEPARATION OF ITGI FROM NEW JEF.

(c)   PRO FORMA OTHER ASSET ADJUSTMENT REFLECTS THE STOCK OPTION EXERCISE TAX
      BENEFIT.

(d)   PRO FORMA STOCKHOLDERS' EQUITY ADJUSTMENTS:
      Special cash dividend from ITGI......................................       $   60,000
      Stock option net exercise proceeds...................................            3,225
      Transaction costs....................................................          (4,000)
      Separation of ITGI from New JEF......................................        (117,207)
      Stock option exercise tax benefit....................................            2,918
                                                                                  ----------
      Total................................................................       $  (55,064)
                                                                                  ==========

(e) OUTSTANDING SHARE ADJUSTMENTS (IN MILLIONS):
      Shares outstanding at March 26, 1999.................................             23.6
      Stock option exercises and restricted stock grants...................              0.3
                                                                                  ----------
      Pro forma outstanding shares at March 26, 1999.......................             23.9
                                                                                  ==========